Plant Acquisition - Identifiable Assets Acquired and Liabilities Assumed (Details) - Washington County Power - Natural Gas Processing Plant $ in Thousands	Dec. 31, 2022 USD ($)
Plant Acquisition [Line Items]
Electric plant in service, net	$ 80,878
Inventories, at average cost	981
Other current assets	417
Power purchase and sale agreement	(4,708)
Other current liabilities	(158)
Total identifiable net assets	$ 86,826